UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 14, 2005

Open Solutions Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-02333-56	22-3173050

(Commission File Number)	(IRS Employer Identification No.)

300 Winding Brook Drive, Glastonbury, CT	06033

(Address of Principal Executive Offices)	(Zip Code)

(860) 652-3155

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Open Solutions Inc. (the “Registrant”) on February 18, 2005. The purpose of this Amendment No. 1 is to correct an error in the name of the person granted a stock option that was described under Item 5.02 of Form 8-K.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On February 18, 2005, the Registrant’s Board of Directors elected Dennis F. Lynch as a Class III director to serve until the Registrant’s 2006 Annual Meeting of Stockholders. Upon his election, the Registrant granted Mr. Lynch a stock option to purchase 5,000 shares of common stock of the Registrant at an exercise price equal to the closing price of the Registrant’s common stock on the Nasdaq National Market on February 18, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005	OPEN SOLUTIONS INC.
	By:	/s/ Carl D. Blandino
Carl D. Blandino
Senior Vice President, Chief Financial Officer and Treasurer